UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 7, 2004

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12771	95-3630868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000
(Registrant’s Telephone Number, Including Area Code)

Item 7.   Financial Statements and Exhibits.

Exhibit 99.1       News release dated April 6, 2004.

Item 9.   Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

In a news release dated April 6, 2004, SAIC reported revenues and net income for the fiscal year ended January 31, 2004. The news release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS
INTERNATIONAL CORPORATION

Date: April 7, 2004	By	/S/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Senior Vice President,
General Counsel and Secretary